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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2002 relating to the financial statements, which appears in Closure Medical Corporation's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us as "Experts" in such Registration Statement.



/s/  PricewaterhouseCoopers LLP
Raleigh, North Carolina
June 26, 2002